VAN KAMPEN FOCUS PORTFOLIOS, SERIES 188
SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the initial offering period sales charge for purchases of Units of $1,000,000 - $1,999,999 is 1.50% of the public offering price per Unit and the initial offering period sales charge for purchases of Units of $2,000,000 or more is 1.00% of the public offering price per Unit. These amounts are intended to replace the amounts shown in the last line of the table on page A-4 of the prospectus.
Investors may aggregate Unit purchases as described in the prospectus.

         Notwithstanding anything to the contrary in the prospectus, the initial offering period concession or agency commission for broker-dealers and selling agents for transactions of $1,000,000 - $1,999,999 is 0.75% of the public offering price per Unit and the initial offering period concession or agency commission for broker-dealers and selling agents for transactions of Units of $2,000,000 or more is 0.50% of the public offering price per Unit. These amounts are intended to replace the amounts shown in the last line of the table on page A-6 of the prospectus.

Dated: December 16, 1999